EXHIBIT 99.4

                            The Assignment Agreement

                              ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of November 15, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), not in its individual or corporate capacity but solely as Swap Contract Administrator for Alternative Loan Trust 2006-OC9, pursuant to a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement") dated as of November 15, 2006, and BNP PARIBAS ("Remaining Party").

                              W I T N E S S E T H:

      WHEREAS, effective as of November 15, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a certain confirmation with a Trade Date of November 3, 2006, whose BNP PARIBAS reference number is 2213833/MD2213833, (the "Confirmation"), a copy of which is attached hereto as Exhibit I;

      WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with, and as part of, the ISDA Master Agreement dated as of May 28, 1996, as amended or supplemented from time to time (the "Existing Master Agreement"), between Assignor and Remaining Party;

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation and assumption, and Remaining Party desires to grant such consent in accordance with the terms hereof.

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from November 15, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee, and Assignee hereby assumes all Assignor's rights, duties, and obligations, under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Remaining Party's obligation to pay the Upfront Amount in accordance with the terms of the Assigned Transaction and the Confirmation.

      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party; and (c) recourse against BNY shall be limited to the assets available under the Swap Contract Administration Agreement or the Pooling and Servicing Agreement for CWALT, Inc. Alternative Loan Trust 2006-OC9 dated as of October 1, 2006 among CWALT, Inc. as depositor, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and BNY, as trustee.

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

      5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Master Agreement dated as of November 15, 2006, as amended or supplemented from time to time (the "New Master Agreement"), between Assignee and Remaining Party. The Confirmation shall form a part of, and be subject to, the New Master Agreement.

      6. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;
            and

      (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and the New Master Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      7. Indemnity. Assignor hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

      8. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof (except Section 5-1401 and 5-1402 of the New York General Obligations Law).

      9. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the Existing Master Agreement and New Master Agreement, as applicable, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Michael Schloessmann, with a copy to the same address,
Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention:
Corporate Trust MBS Administration, CWALT, Series 2006-OC9 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and
(iii) in the case of Remaining Party,

      Address:      BNP Paribas, 787 Seventh Avenue, New York New York 10019 USA
      Attention:    Legal and Transaction Management Group - ISDA
      Telephone     +(212) 841-3000
      No:
      Facsimile     +(212) 841-3561
      No:

with a copy to:

      Address:      BNP Paribas, Paris, 1 Rue Taitbout, 75009 Paris
      Attention:    Legal and Transaction Management Group - ISDA
      Telephone     +(33) (0) 1 4014 0199
      No:
      Facsimile     +(33) (0) 1 4014 5577 / 7511
      No:

      or such other address as may be hereafter furnished in writing to Assignor and Assignee.

      10. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

      The Bank of New York
      New York, NY
      ABA # 021-000-018
      GLA # 111-565
      For Further Credit:  TAS A/C 501552
      Attn: Matthew Sabino 212-815-6093
      Fax: 212-815-3986

      11. Optional Termination.

      (a)   Upon the occurrence of an Optional Termination pursuant to Section
            9.01 of the Pooling and Servicing Agreement, The Bank of New York, as Swap Contract Administrator for CWALT, Inc. Alternative Loan Trust 2006-OC9 (the "Swap Contract Administrator"), pursuant to a Swap Contract Administration

            Agreement, hereby assigns back all of its rights and delegates all of its duties and obligations to Countrywide Home Loans, Inc., and Countrywide Home Loans, Inc. hereby assumes all of the Swap Contract Administrator's rights, duties, and obligations, under the Assigned Transaction and the Confirmation arising on or after the date on which the Trust Fund (as defined in the Pooling and Servicing Agreement) is terminated pursuant to the terms thereof.

      (b) Effective as of and from the date on which the Trust Fund is terminated pursuant to the terms thereof, Remaining Party and the Swap Contract Administrator hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and the Swap Contract Administrator hereby terminates its rights under and in respect of the Assigned Transaction. Remaining Party hereby consents to the assignment and delegation by the Swap Contract Administrator to Countrywide Home Loans, Inc. of all the rights, duties, and obligations of the Swap Contract Administrator under the Assigned Transaction pursuant to this Assignment Agreement.

      (c) Effective as of and from the date on which the Trust Fund is terminated pursuant to the terms thereof, Remaining Party hereby agrees that Countrywide Home Loans, Inc. may do one of the following with the Swap Contract Administrator's rights, duties, and obligations, under the Assigned Transaction and the Confirmation arising on or about the date on which the Trust Fund is terminated pursuant to the terms thereof:

            (i) retain such rights, duties, and obligations;

            (ii) assign all of its rights and delegates all of its duties and obligations to a third party effective upon the receipt of written consent from Remaining Party to such assignment; or

            (iii) terminate the Assigned Transaction by giving three Business Days' prior notice to Remaining Party (the "Optional Termination Date"). On the Optional Termination Date, if any, a termination payment (if any) shall be payable by the applicable party as determined in accordance with Section 6(e)(ii)(1) of the Existing Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment and, for purposes of this Section 11(c)(iii) only, Countrywide Home Loans Inc. shall be the sole Affected Party and the Assigned Transaction the sole Affected Transaction. The exercise of the right to terminate under this provision, shall not be an Event of Default under any of the other Transactions that are part of the Existing Master Agreement. For purposes of the Optional Termination Date, Countrywide Home Loans, Inc. shall be the sole Affected Party.

      12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                     COUNTRYWIDE HOME LOANS, INC.



                                     By:   /s/ Michael Schloessmann
                                        ---------------------------------------
                                     Name:     Michael Schloessmann
                                          -------------------------------------
                                     Title:    Senior Vice President
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                                     THE BANK OF NEW YORK, AS SWAP CONTRACT
                                     ADMINISTRATOR FOR ALTERNATIVE LOAN TRUST
                                     2006-OC9


                                     By:   /s/ Michael Cerchio
                                        ---------------------------------------
                                     Name:     Michael Cerchio
                                          -------------------------------------
                                     Title:    Assistant Treasurer
                                           ------------------------------------

                                     BNP PARIBAS


                                     By:   /s/ James Lettiere
                                        ---------------------------------------
                                     Name:     James Lettiere
                                          -------------------------------------
                                     Title:    Authorized Signatory
                                           ------------------------------------


                                     By:   /s/ Christine Smith Howard
                                        ---------------------------------------
                                     Name:     Christine Smith Howard
                                          -------------------------------------
                                     Title:    Authorized Signatory
                                           ------------------------------------